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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 ---------------



                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                  June 13, 2000
                Date of Report (Date of Earliest Event Reported)



                             LASER POWER CORPORATION
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                         (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

      000-22625                                                 95-3423358
COMMISSION FILE NUMBER                                       (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)


           36570 BRIGGS ROAD
          MURRIETA, CALIFORNIA                                      92563
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                                 (909) 926-1866
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS.

On June 13, 2000, a complaint naming Laser Power Corporation and certain current and former directors of the company as defendants was served on the Corporation. The Complaint seeks to assert a breach of fiduciary duty claim, and requests class action relief. It is styled C. OLIVER BURT, III V. LASER POWER CORP., et al., Case No. GIC 749273 (San Diego Superior Court). The Corporation believes that the Complaint lacks merit, and intends to vigorously defend the action.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LASER POWER CORPORATION


Date: June 16, 2000                 /s/  Bernard J. Brady
                                    ---------------------
                                    Bernard J. Brady
                                    Vice President,
                                    Chief Financial Officer and Secretary
                                    (Principal Financial and Accounting Officer)